GOVERNMENT ASSISTANCE	12 Months Ended
Dec. 31, 2021
GOVERNMENT ASSISTANCE
GOVERNMENT ASSISTANCE

25.    GOVERNMENT ASSISTANCE

The Company’s application for the Paycheck Protection Program (PPP) loan in 2020 for approximately $530,000 was approved and forgiven by the U.S. Small Business Administration in the same year. This program helps businesses keep their workforce employed during the COVID-19 crisis by providing relief in the form of a forgivable loan used for payroll costs. The amount is advanced in the form of a loan that is forgivable if the borrowers, being certain wholly-owned subsidiaries of the Company, allocate the funds principally for the purposes of retaining employees in the U.S. through the payment of payroll and group health care benefits costs and other expenses in accordance with the loan agreement. As a wholly forgivable loan, this amount was recorded as Other Income on the Statement of Loss and Comprehensive Loss in the period in which it was forgiven.

In response to the negative economic impact of COVID-19, the Government of Canada announced the Canada Emergency Wage Subsidy (“CEWS”) and Canada Emergency Rent Subsidy (“CERS”) programs in April 2020, retroactive to March 15, 2020. CEWS and CERS provide wage and rent subsidies respectively to eligible employers based on certain criteria, including demonstration of revenue declines as result of COVID-19. The Company has determined that it has qualified for these subsidies for certain periods from March 15, 2020 through September 2021, and has, accordingly, applied for the CEWS and CERS. The submissions were approved, and the Company received approximately $484,918 from the CEWS and CERS programs in 2021 ($765,715 in 2020) recorded as Other Income on the Statements of Loss and Comprehensive Loss.